August 13, 2026

BNY MELLON CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.

(the "Fund")

Supplement to Current Summary Prospectus, Prospectus and Statement of Additional Information

Effective September 30, 2026 (the "Effective Date"), the Fund will change its name to "BNY Mellon California Municipal Bond Fund, Inc."

The change to the Fund name will have no effect on the Fund’s investment objective, strategies, or policies, or on Fund shareholders or their Fund accounts, other than to reflect the new name.

As of the Effective Date, all references to "BNY Mellon California AMT-Free Municipal Bond Fund, Inc." will be replaced with "BNY Mellon California Municipal Bond Fund, Inc." in the Summary Prospectus, Prospectus and Statement of Additional Information.

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